                                                                    Exhibit 4(a)

Pruco Life Insurance Company,                             Strategic Partners(SM)
a Prudential Financial company               Guaranteed Rate Annuity Application

            On these pages, I, you, and your refer to the contract owner(s). We,us, and our refer to the Pruco Life Insurance Company.

[1]CONTRACT
   OWNER
   INFORMATION

              Contract number (if any)
                                       -------------------------

              [ ] Individual [ ] Corporation [ ] UGMA/UTMA [ ] Other

              TRUST: [ ] Grantor [ ] Revocable [ ] Irrevocable

              TRUST DATE (mo., day, yr.)
                                        ----   ---- ---------

              If a corporation or trust is indicated above, please check the following as it applies. If neither box is checked, we will provide annual tax reporting for the increasing value of the contract.

              [ ] Tax-exempt entity under IRS Code 501

              [ ] Trust acting as agent for an individual under IRS Code 72(u)

              Name of owner (first, middle initial, last name)

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              Street                                                        Apt.

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              City                                  State  ZIP code

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              Social Security number/EIN        Date of birth  (mo., day, year)

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              Telephone number

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              A.  [ ] Female  B.   [ ] U.S. citizen
                  [ ] Male         [ ]Resident alien

                                   [ ] I am not a U.S. person (including
                                       resident alien). I am a citizen of

                                   ---------------------------------------------
                      Attach the applicable IRS Form W-8(BEN, ECI, EXP, IMY).



[2]JOINT
   OWNER
   INFORMATION
   (if any)
   Do not
   complete if
   you are
   opening
   an IRA.

              Unmarried persons who wish to own the contract jointly should consult with their tax adviser.

              Name of joint owner, if any (first, middle initial, last name)

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              Street (Leave address blank if same as owner.)                Apt.

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              City   State  ZIP code

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              Social Security number/EIN     Date of birth     (mo., day, year)

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              Telephone number

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              A.   [ ] Female  B.   [ ] U.S. citizen
                   [ ] Male         [ ]Resident alien

                                    [ ] I am not a U.S. person (including
                                        resident alien). I am a citizen of

                                    --------------------------------------------


[3]ANNUITANT
   INFORMATION
   Do not
   complete this
   section if you
   are opening
   an IRA.

              This section must be completed only if the annuitant is not the owner or if the owner is a trust or a corporation.

              Name of annuitant (first, middle initial, last name)

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              Street (Leave address blank if same as owner.)            Apt.

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              City                                  State  ZIP code

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              Social Security number  Date of birth (mo., day, year)

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              Telephone number

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              A. [ ] Female  B. [ ] U.S. citizen
                 [ ] Male       [ ] Resident alien

                                [ ] I am not a U.S. person (including
                                    resident alien). I am a citizen of

                                ------------------------------------------------

Pruco Corporate Office: Pruco Life Insurance Company, Phoenix, AZ 85014


ORD 99720                         Page 1 of 5                         Ed. 1/2003
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[4] CO-ANNUITANT
    INFORMATION
    (if any)
    Do not
    complete
    if you are
    opening an IRA
    or if the
    contract
    will be owned
    by a
    corporation
    or trust.

              Name of co-annuitant (first, middle initial, last name)

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              Social Security number  Date of birth (mo., day, year)

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              Telephone number

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              A. [ ] Female  B. [ ] U.S. citizen
                 [ ] Male       [ ] Resident alien

                                [ ] I am not a U.S. person (including resident
                                    alien). I am a citizen of

                                ------------------------------------------------

[5] BENEFICIARY
    INFORMATION

              If joint owners, do not designate a Primary Beneficiary. The joint owners will be each other's sole Primary beneficiary.

              [X]PRIMARY CLASS

              Name of beneficiary (first, middle initial, last name) If trust, include name of trust and trustee's name.

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              TRUST:   [ ] Revocable [ ]Irrevocable

              Trust date (mo., day, year)

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              Beneficiary's relationship to owner

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              CHECK ONLY ONE: [ ] Primary class [ ]Secondary class

              Name of beneficiary (first, middle initial, last name) If trust, include name of trust and trustee's name.

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              TRUST: [ ] Revocable [ ] Irrevocable

              Trust date (mo., day, year)

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              Beneficiary's relationship to owner

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              PLEASE ADD ADDITIONAL BENEFICIARIES IN SECTION 12.



[6]TYPE OF
   PLAN AND
   SOURCE OF
   FUNDS
   Contract
   minimum of
   $5,000.
              PLAN TYPE. Check only one:

              [ ] Non-qualified [ ] Traditional IRA [ ] Roth IRA/Custodial
                                [ ] Custodial account (PSI only)

              SOURCE OF FUNDS. Check all that apply:

              [ ] Total amount of the check(s) included with this
                  application. (Make checks payable to Prudential.)

                                                   $        ,         ,    .
                                                   -----------------------------

              [ ] IRA Rollover                     $       ,        ,         .
                                                   -----------------------------

              If Traditional IRA or Roth IRA new contribution(s) for the current and/or previous year, complete the following:

              $   ,      .       Year           $   ,      .       Year
              ----------------       --------   ----------------       --------
              [ ] 1035 Exchange (non-qualified only), estimated amount:

              $         ,    ,     .
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              [ ] IRA Transfer (qualified), estimated amount:

              $        ,         ,    .
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              [ ] Direct Rollover (qualified), estimated amount:

              $        ,         ,    .
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              [ ] Roth Conversion IRA, establishment date:*

              month   day  year
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                *This is the date you originally converted from a traditional
                 IRA to a Roth Conversion IRA. (If omitted, the current tax year will be used.) This is required for the IRA five-tax year, holding period requirement.

              A CONVERSION FROM A TRADITIONAL IRA TO A ROTH CONVERSION IRA WILL RESULT IN A TAXABLE EVENT WHICH WILL BE REPORTED TO THE INTERNAL REVENUE SERVICE.

[7] GUARANTEE  Please choose only one:
    PERIOD

              [ ]3 years        [ ] 7 years

              [ ]5 years        [ ] 10 years


ORD 99720                          Page 2 of 5                         Ed.1/2003

[8]REPLACEMENT
   QUESTIONS AND
   DISCLOSURE
   STATEMENT



              THIS DISCLOSURE STATEMENT SECTION MUST BE COMPLETED IF STATE REPLACEMENT REGULATIONS REQUIRE. (Check one):

              [ ] I do have existing life insurance policies or annuity
                  contracts. (You must complete the Important Notice Regarding Replacement form (COMB 89216), whether or not this transaction is considered a replacement.)

              [ ] I do not have existing life insurance policies or annuity contracts.

              Will the proposed annuity contract replace any existing insurance policy(ies) or annuity contract(s)?

              [ ] Yes [ ] No

              If "Yes," provide the following information for each policy or contract and attach all applicable Prudential disclosure and state replacement forms.

              Company name

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              Policy or contract number

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              Year of issue (mo., day, year)    Name of plan (if applicable)

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              FOR VIRGINIA ONLY:
              X
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              Contract owner's signature and date          month   day    year

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REPRESEN-     THIS QUESTION MUST BE COMPLETED BY THE REPRESENTATIVE.
TATIVE'S
QUESTION Do you have, from any source, facts that any person named as the owner or joint owner above is replacing or changing any current insurance or annuity in any company?

              [ ] Yes  [ ] No

              FOR VIRGINIA ONLY:
              X
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              Representative's signature and date           month    day    year

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[9]SIGNATURE(S)

              If applying for an IRA or Roth IRA, I acknowledge receiving an IRA disclosure statement and understand that I will be given a financial disclosure statement with the contract. I understand that tax deferral is provided by the IRA, and acknowledge that I am purchasing this contract for its features other than tax deferral, including the lifetime income payout option, the Death Benefit protection, and other features as described in the prospectus.

              No representative has the authority to make or change a contract or waive any of the contract rights.

              I understand that if I have purchased another non-qualified annuity from Prudential or an affiliated company this calendar year that they will be considered as one contract for tax purposes.

              I believe that this contract meets my needs and financial objectives.

              [ ] If this contract has a joint owner, please check this box to authorize Prudential to act on the instruction(s) of either the owner or joint owner with regard to transactions under the contract.
              [ ] If this application is being signed at the time the contract is delivered, I acknowledge receipt of the contract.
              [ ] Check here to request a Statement of Additional Information.

              MINIMUM DISTRIBUTION UNDER AN IRA: IF YOU HAVE NOT MET THE REQUIRED MINIMUM DISTRIBUTION FOR THE YEAR IN WHICH THE FUNDS ARE PAID TO PRUDENTIAL:

              I understand it is my responsibility to remove the minimum distribution from the purchase payment PRIOR TO sending money to Prudential with this application. Unless we are notified otherwise, Prudential will assume that the owner has satisfied the required minimum distributions from other IRA funds.

              By signing this form, the trustee(s)/officer(s) hereby represents that the trustee(s)/officer(s) possess(es) the authority, on behalf of the non-natural person, to purchase the annuity contract and to exercise all rights of ownership and control over the contract.

                                                                     (continued)

ORD 99720                          Page 3 of 5                        Ed. 1/2003

[9] SIGNATURE(S)
   (continued)

              I UNDERSTAND THAT THE PURCHASE PAYMENT WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT IF THERE IS A WITHDRAWAL, ANNUITIZATION, OR SETTLEMENT ON ANY DATE OTHER THAN WITHIN THE 30 DAY PERIOD IMMEDIATELY PRECEDING THE END OF THE GUARANTEE PERIOD. A MARKET VALUE ADJUSTMENT CAN BE A POSITIVE OR NEGATIVE ADJUSTMENT. THERE IS NO MARKET VALUE ADJUSTMENT AT DEATH.

              I hereby represent that my answers to the questions on this application are correct and true to the best of my knowledge and belief. I have read the applicable fraud warning for my state listed in section 11.

              I acknowledge receipt of the current prospectus.

                SIGNED BY THE CONTRACT OWNER AT: (City, State)

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              X
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                Contract owner's signature and date

              month    day    year

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              X
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                Joint owner's signature (if applicable) and date

              month    day    year

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              X
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                Annuitant's signature (if applicable) and date

              month    day    year

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              X
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                Co-annuitant's signature (if applicable) and date

              month    day    year

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              OWNER'S TAX CERTIFICATION

              Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status. I [ ] HAVE/[ ] HAVE NOT (select one) been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

              X
               ----------------------------------------------
                Contract owner's signature and date

              month    day    year

              ------------------------------------------------------------------

[10]REPRESEN-
    TATIVE'S
    SIGNATURE(S)

              This application is submitted in the belief that the purchase of this contract is appropriate for the applicant based on the information provided and as reviewed with the applicant. Reasonable inquiry has been made of the owner concerning the owner's overall financial situation, needs, and investment objectives.

              The representative hereby certifies that all information contained in this application (including the representative's replacement question in section 8) is true to the best of his or her knowledge.

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                Representative's name (Please print)

                Agency code      Rep's contract/FA number

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              X
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                Representative's signature and date

                month      day       year

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                Second representative's name (Please print)

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                Rep's contract/FA number

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              X
                ----------------------------------------------
                Second representative's signature and date

                month      day       year

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                ----------------------------------------------
                Branch/field office name and code

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                Representative's telephone number

                FOR FLORIDA ONLY:

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              Rep's Florida license number   Second rep's Florida license number


ORD 99720                          Page 4 of 5                        Ed. 1/2003

[11] FRAUD
    WARNINGS

              CONNECTICUT: Any person who knowingly gives false or deceptive information when completing this form for the purpose of defrauding the company may be guilty of insurance fraud. This is to be determined by a court of competent jurisdiction.

              COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

              FLORIDA: Any person who knowingly and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete, or misleading information, is guilty of a felony of the third degree.

              NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

              NEW MEXICO: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

              OKLAHOMA: WARNING - Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

              PENNSYLVANIA: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

              VIRGINIA: Any person who, with the intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may have violated state law.

              ALL OTHER STATES: Any person who knowingly gives false or deceptive information when completing this form for the purpose of defrauding the company may be guilty of insurance fraud.

[11] ADDITIONAL
     REMARKS

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
              STANDARD   PRUDENTIAL ANNUITY SERVICE CENTER     OVERNIGHT  PRUDENTIAL ANNUITY SERVICE CENTER
              MAIL TO:   PO BOX 7590                           MAIL TO:   2101 WELSH ROAD
                         PHILADELPHIA, PA 19101                           DRESHER, PA 19025


              If you have any questions, please call the Prudential Annuity Service Center at (888) 778-2888, Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern time.

ORD 99720                          Page 5 of 5                        Ed. 1/2003